UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 2, 2012 (September 28, 2012)

GLOBAL GEOPHYSICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34709	05-0574281
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

13927 South Gessner Road
Missouri City, TX 77489
(Address of principal executive offices)

(713) 972-9200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — Other Events

Item 8.01.  Other Events

On September 28, 2012, Global Geophysical Services, Inc. (the “Company”) completed its offer to exchange $50,000,000 in aggregate principal amount of its 10½% Senior Notes due 2017 that have been registered under the Securities Act of 1933, as amended, for an identical principal amount of existing 10½% Senior Notes due 2017 that were sold in a private offering completed on March 28, 2012.  An aggregate principal amount of $50,000,000 in privately-issued notes were exchanged for publicly-registered notes pursuant to the exchange offer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL GEOPHYSICAL SERVICES, INC.

October 2, 2012	By:	/s/ P. Mathew Verghese
P. Mathew Verghese
Senior Vice President and Chief Financial Officer